Exhibit 10.2

First Amendment to Security Agreement – US Credit Parties

FIRST AMENDMENT TO SECURITY AGREEMENT

This First Amendment to Security Agreement (“Amendment”) is made as of October 15, 2013 (“Effective Date”) among MANITEX INTERNATIONAL, INC., a Michigan corporation, MANITEX, INC., a Texas corporation, MANITEX SABRE, INC., a Michigan corporation, BADGER EQUIPMENT COMPANY, a Minnesota corporation, and MANITEX LOAD KING, INC., a Michigan corporation, LIFTKING, INC., a Michigan corporation, and MANITEX, LLC, a Delaware limited liability company (collectively the “Debtors” and each individually a “Debtor”) and COMERICA BANK, a Texas banking association (in its individual capacity, “Comerica”), as Agent for and on behalf of the US Lenders (as defined below) and on behalf of the Canadian Lenders (as defined below) (in such capacity, the “Agent”).

PRELIMINARY STATEMENT

Manitex International, Inc., a Michigan corporation, Manitex, Inc., a Texas corporation, Manitex Sabre, Inc., a Michigan corporation, Badger Equipment Company, a Minnesota corporation, and Manitex Load King, Inc., a Michigan corporation (collectively the “US Borrowers”) and Manitex Liftking, ULC, an Alberta unlimited liability corporation (the “Canadian Borrower”), and the other Credit Parties (as defined therein) have entered into that certain Credit Agreement dated August 19, 2013 (“Credit Agreement”) with each of the financial institutions from time to time signatory thereto, Comerica Bank, a Texas banking association, in its capacity as US Agent (as defined in the Credit Agreement), for and on behalf of the US Lenders (as defined in the Credit Agreement and referred to herein as the “US Lenders”), Comerica Bank, a Texas banking association and authorized foreign bank under the Bank Act (Canada), in its capacity as the Canadian Agent (as defined in the Credit Agreement), for and on behalf of the Canadian Lenders (as defined in the Credit Agreement and referred to herein as the “Canadian Lenders”).

Pursuant to the Credit Agreement, Debtors and Agent entered into that certain Security Agreement dated August 19, 2013 in which Debtors granted to Agent certain Liens to the Agent to secure the obligations of the US Borrowers under the Credit Agreement.

Debtors and Agent have agreed to amend the terms of the Security Agreement as provided in this Amendment.

AGREEMENT

1. Defined Terms. In this Amendment, capitalized terms used without separate definition shall have the meanings given them in the Credit Agreement.

2. Amendment.

a. All references to “Indebtedness” in the Security Agreement shall be replaced with and deemed to be references to “Obligations” (as defined in the Credit Agreement).

3. Representations and Warranties. The Debtors represent, warrant, and agree that:

a. This Amendment may be executed in as many counterparts as Agent and the Debtors deem convenient, and shall become effective upon delivery to Agent of all executed counterparts hereof from the Debtors.

b. Except as expressly modified in this Amendment, the representations, warranties, and covenants set forth in the Security Agreement and in each related document, agreement, and instrument remain true and correct, continue to be satisfied in all respects, and are legal, valid and binding obligations with the same force and effect as if entirely restated in this Amendment.

c. When executed, the Agreement, as amended by this Amendment will continue to constitute a duly authorized, legal, valid, and binding obligation of the Borrowers enforceable in accordance with its terms.

4. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

5. Other Modification. In executing this Amendment, the Debtors are not relying on any promise or commitment of Agent that is not in writing signed by Agent.

[Signature Page Follows]

This First Amendment to Security Agreement is executed and delivered on the Effective Date.

DEBTORS:

MANITEX INTERNATIONAL, INC.		MANITEX, INC.

By:	/s/ Andrew M. Rooke	By:	/s/ Andrew M. Rooke
	Andrew M. Rooke		Andrew M. Rooke
Its:	President	Its:	President

MANITEX SABRE, INC.		BADGER EQUIPMENT COMPANY

By:	/s/ Andrew M. Rooke	By:	/s/ Andrew M. Rooke
	Andrew M. Rooke		Andrew M. Rooke
Its:	Vice President	Its:	Vice President

MANITEX LOAD KING, INC.		LIFTKING, INC.

By:	/s/ Andrew M. Rooke	By:	/s/ Andrew M. Rooke
	Andrew M. Rooke		Andrew M. Rooke
Its:	Vice President	Its:	President

MANITEX, LLC

By:	/s/ Andrew M. Rooke
Andrew M. Rooke
Its:	Vice President

[Signatures Continued on Following Page]

[Con’t Signature Page – First Amendment to Security Agreement – US Credit Parties)]

AGENT:

COMERICA BANK, as Agent

By:	/s/ James Q. Goudie
Name:	James Q. Goudie
Title	VP & AGM